UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2023 (September 6, 2023)

Trinity Place Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08546	22-2465228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

340 Madison Avenue, New York, New York 10173

(Address of Principal Executive Offices) (Zip Code)

(212) 235-2190

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01 Par Value Per Share	TPHS	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, Trinity Place Holdings Inc. (the “Company”) has explored a range of potential strategic alternatives and engaged financial advisors to assist it in evaluating alternatives, and in furtherance of the foregoing, as reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 31, 2023 (the “August 31st 8-K”), on August 24, 2023, the Company entered into term sheets with a large unaffiliated asset manager with investment expertise in, among other things, real estate in the public and private markets (the “Potential Strategic Party”), and an affiliate of its CCF Lender and Mezzanine Lender, each as defined below, each providing for a 30-day exclusivity period, subject to customary terms and conditions, for purposes of finalizing due diligence and negotiating definitive documentation for investments in the Company and a modification of the Company’s debt, respectively. Also on August 24, 2023, as reported in the August 31st 8-K, the Company entered into forbearance agreements with the lenders under each of the (x) Amended and Restated Mezzanine Loan Agreement (the “Mezzanine Loan Agreement”), dated as of December 22, 2020, by and among the borrower and TPHS Lender II LLC (the “Mezzanine Lender”) and administrative agent thereunder (the “Mezzanine Loan Forbearance Agreement”) and (y) Credit Agreement, dated as of December 19, 2019, by and between the Company, as borrower, certain of its subsidiaries as guarantors, and TPHS Lender LLC (the “CCF Lender”), as initial lender and administrative agent, pursuant to which each of the Mezzanine Lender and CCF Lender agreed to forbear from exercising its rights and remedies with respect to certain specified defaults for the related forbearance period ending on December 31, 2023, unless earlier terminated as a result of certain termination events described in the August 31st 8-K, including the consummation of a strategic transaction or the Potential Strategic Party notifying the Company that it is no longer pursuing a transaction with the Company and it is not replaced by a third party pursuing a substantially similar transaction within thirty days.

On September 6, 2023, the Company and its subsidiary borrower (the “Mortgage Borrower”) under the Master Loan Agreement, dated as of October 22, 2021 (the “Mortgage Loan Agreement”), by and between the Mortgage Borrower and Macquarie PF Inc., as lender and administrative agent (the “Mortgage Lender”), entered into a Forbearance Agreement effective as of September 1, 2023 (the “Mortgage Loan Forbearance Agreement”), for the purpose of providing additional time for the Company to pursue a potential strategic transaction as described above, pursuant to which the Mortgage Lender agreed to forbear from exercising its rights and remedies during the Forbearance Period, as defined below, with respect to any failure by the Mortgage Borrower to (i) make payments under the Mortgage Loan Agreement, including, without limitation, interest payments due on September 1, 2023 and principal and interest payments due at maturity and (ii) achieve any Milestone Construction Hurdles or to satisfy the Quarterly Sales Hurdle (each as defined in the Mortgage Loan Agreement) or make the related prepayment as and when required (the “Forbearance Defaults”).

The Mortgage Loan Forbearance Agreement provides that the period of forbearance (the “Forbearance Period”) ends on the earliest of (i) November 15, 2023, (ii) an event of default other than the Forbearance Defaults, (iii) if a representation made by the Company in the Forbearance Agreement fails to be correct in all material respects, (iv) the termination of the forbearance period under the Mezzanine Loan Forbearance Agreement, (v) the commencement of any enforcement action by the Mezzanine Lender or a comparable exercise of remedy under the Mezzanine Loan Agreement which would cause the transfer of the collateral for the mezzanine loan, or (vi) if any of the Potential Strategic Party, the Mezzanine Lender or the CCF Lender states in writing that such party is no longer pursuing a transaction with the Company and is not replaced by a third party pursuing a substantially similar transaction within thirty days.

The exclusivity provisions under the term sheets do not bind any party to a definitive transaction agreement, and there can be no assurance that any such agreements, or any other transactions, will be entered into or consummated, and any definitive agreements if entered into would be subject to conditions to closing, including shareholder approval if applicable. Additionally, there can be no assurance that the Company’s liquidity or financial condition will not deteriorate further or that the Company will be able to enter into any future extensions, amendments, waivers or forbearances with these or other lenders, raise additional capital, refinance indebtedness or enter into other financing arrangements or engage in asset sales or strategic transactions sufficient to fund its cash needs, on terms satisfactory to the Company, if at all. The Company assumes no obligation to comment on or disclose further developments regarding its consideration of any such potential transactions, except as required by law.

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and projections about future events and are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include the risk that the Company’s exploration of strategic alternatives or the public announcements with respect thereto may be disruptive to the Company’s business operations or cause the Company’s stock price to fluctuate significantly, that the Company’s pursuit of strategic alternatives may be time consuming and involve the dedication of significant resources and may require the Company to incur significant costs and expenses, negatively impact the Company’s ability to attract, retain and motivate key employees, and expose the Company to potential litigation in connection with the process of exploring strategic alternatives or any resulting transaction, among other risks and uncertainties, as well as the factors described in more detail in the Company’s most recent Annual Report on Form 10-K and its subsequent filings with the Securities and Exchange Commission. The forward-looking statements contained herein speak only as of the date hereof, and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY PLACE HOLDINGS INC.

Date: September 7, 2023	/s/ Steven Kahn
Steven Kahn
Chief Financial Officer